UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2020

TENNECO INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12387	76-0515284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS	60045
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Voting Common Stock, par value $0.01 per share	TEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Tenneco Inc. (the “Company”) is hereby amending Item 5.02 of its Current Report on Form 8-K, dated March 10, 2020, in its entirety as set forth below to report that, on March 18, 2020, the Board of Directors of the Company (the “Board”) appointed Mr. Roy Armes to the Nominating and Governance Committee of the Board, effective April 1, 2020. When Mr. Armes was appointed to the Board on March 10, 2020, the Board had not determined on which committee he would serve.

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 10, 2020, upon the nomination of the Nominating and Governance Committee, the Board appointed Roy Armes to serve as an independent member of the Board, effective immediately, and the Company announced that Roger Porter will not stand for reelection to the Board at the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”).

On March 18, 2020, the Board appointed Mr. Armes to its Nominating and Governance Committee, effective April 1, 2020.

Mr. Porter’s decision not to stand for reelection did not involve a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Mr. Armes, age 67, is the former Chairman, President and Chief Executive Officer of Cooper Tire & Rubber Company (“Cooper”), a global company that specializes in the design, manufacture, marketing and sales of passenger car, light and medium truck, motorcycle and racing tires. Prior to joining Cooper in January 2007, Mr. Armes concluded an extensive career at Whirlpool Corporation, where he served in a variety of leadership positions across the company, both in the U.S. and key emerging markets globally, most recently serving as Senior Vice President, Project Management Office. Mr. Armes has served as a director of AGCO Corporation since 2013 and The Manitowoc Company, Inc. since 2018. He formerly was a board member of JLG Industries, Inc. Mr. Armes holds a bachelor’s degree in mechanical engineering from the University of Toledo.

Mr. Armes will be compensated in accordance with the Company’s standard compensation policies and practices for non-employee directors.

ITEM 7.01	REGULATION FD DISCLOSURE

A copy of the Company’s press release announcing certain matters described in Item 5.02 of this report is attached hereto and furnished as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press release issued March 10, 2020 (incorporated herein by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K dated March 10, 2020).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.

Date: March 19, 2020	By:	/s/ Brandon B. Smith
Brandon B. Smith
Senior Vice President, General Counsel and Corporate Secretary